UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 2, 2022
CAVCO INDUSTRIES INC.
(Exact name of registrant as specified in its charter)

Delaware	000-08822	56-2405642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3636 North Central Avenue, Suite 1200
Phoenix	Arizona	85012
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code: (602) 256-6263
Not applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01	CVCO	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders

On August 2, 2022, the Company held its 2022 Annual Meeting of Shareholders (the "Annual Meeting"). At the Annual Meeting there were 7,863,215 shares of the Company's stock represented to vote either in person or by proxy, or approximately 88% of the outstanding shares of the Company as of the Record Date for the Annual Meeting. The final voting results for each of the proposals are as follows:

Proposal Number 1:   Vote to elect the nominees listed below as directors:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
David A. Greenblatt	6,982,136	657,363	1,343	222,373
Richard A. Kerley	7,127,904	511,595	1,343	222,373
Julia W. Sze	7,431,880	207,726	1,236	222,373
Proposal Number 2:  Advisory vote on executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,115,566	432,314	92,962	222,373
Proposal Number 3: Vote to ratify the appointment of RSM US LLP as independent registered public accounting firm for fiscal year 2023:

Votes For	Votes Against	Abstentions
7,759,717	65,711	37,787

Item 2.02.    Results of Operations and Financial Condition

On August 4, 2022, Cavco Industries, Inc., a Delaware corporation (the "Company"), announced financial results for its fiscal first quarter ended July 2, 2022. A copy of the Company’s press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated in this Item 2.02 by reference.

Item 9.01.    Financial Statements and Exhibits

Exhibit Number	Description
99.1	Press Release dated August 4, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAVCO INDUSTRIES, INC.
By:	/s/ Allison K. Aden
Allison K. Aden
Executive Vice President, Chief Financial Officer & Treasurer

Date:	August 4, 2022

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated August 4, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)